Supplement dated October 31, 2014
to the Statement of Additional Information (the "SAI"), dated June 23, 2014, for the following fund:
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio — Asset Allocation Fund
Effective October 31, 2014 (the Effective Date) Melda Mergen will no longer be a portfolio manager of the above mentioned Fund. Accordingly, on the Effective Date, all references to Ms. Mergen as a portfolio manager for this Fund contained in the SAI are deleted.
Shareholders should retain this Supplement for future reference.
C-6512-10 A (10/14)